Exhibit 99.1

INVERNESS MEDICAL INNOVATIONS ANNOUNCES
SECOND QUARTER 2006 RESULTS

WALTHAM, MA…August 2, 2006…Inverness Medical Innovations, Inc. (AMEX: IMA), a leading manufacturer and supplier of rapid diagnostic products for the consumer and professional markets, today announced its financial results for the quarter ended June 30, 2006.

In the second quarter of 2006, the Company recorded net revenue of $139.7 million compared to net revenue of $102.3 million in the second quarter of 2005. The revenue increase was due to increased sales principally in our Professional Diagnostic segment contributed by businesses acquired during 2005 and the first quarter of 2006, including the Determine business, BioStar, IDT and Innovacon.

For the second quarter of 2006, Inverness Medical Innovations reported adjusted cash basis net income of $3.2 million, or $0.09 per diluted common share compared to adjusted cash basis net income of $8.8 million, or $0.36 per diluted common share, in the second quarter of 2005.  The net loss prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) was $10.6 million, or $0.33 per common share, in the second quarter of 2006 compared to net income of $2.5 million, or $0.10 per diluted common share, for the second quarter of 2005.  Included in net income in the second quarter of 2005 was the prior year impact of a net favorable settlement of disputes which totaled $11.2 million, net of tax, or $0.45 per diluted common share.

The Company’s GAAP results for the second quarter of 2006 include amortization of $6.0 million, a net $4.4 million restructuring charge, including a $9.9 million charge to cost of sales and operating expenses offset by income of $5.5 million foreign exchange gain associated with the final closure of our CDIL operation in Ireland, $1.2 million of non-cash stock-based compensation expense, and a $3.2 million net loss on dispositions.  The $3.2 million net loss on dispositions resulted from a $4.6 million loss associated with management’s decision to dispose of the Company’s Scandinavian Micro Biodevices ApS (SMB) research operation, offset by a $1.4 million gain on the sale of an idle manufacturing facility.  GAAP results for the second quarter of 2005 include amortization of $3.0 million and a $3.4 million restructuring charge to costs of sales and operating expenses.  These amounts, net of tax, have been excluded from the adjusted cash basis net income per common share for the respective quarters.

A detailed reconciliation of the Company’s adjusted cash basis net income or loss, which is a non-GAAP financial measure, to net income or loss under GAAP, as well as a discussion regarding this non-GAAP financial measure, is included in the schedules to this press release.

The Company will host a conference call beginning at 10:00 a.m. (Eastern Time) today, August 2, 2006, to discuss these results as well as other corporate matters.  During the conference call, the Company may answer questions concerning business and financial developments and trends and other business and financial matters.  The Company’s responses to these questions, as well as other matters discussed during the conference call, may contain or constitute information that has not been previously disclosed.

The conference call can be accessed by dialing 973-935-8509 (domestic and international), an access code is not required, or via a link on the Inverness website at www.invernessmedical.com.  It is also available via link at http://orion.calleci.com/servlet/estreamgetevent?id=7005&folder=webstream using Real Player or via link at http://orion.calleci.com/servlet/estreamgetevent?id=7004&folder=webstream using Windows Media.  A telephone replay of the call will be available by dialing 973-341-3080 (domestic and international) with an access code of 7633463.  That replay will be available until 12:00 midnight (Eastern Time) on August 5, 2006.  An on demand webcast of the call will be available at the Inverness website (www.invernessmedical.com/News.cfm) two hours after the end of the call and will be accessible for 12 months.  Additionally, reconciliations to non-GAAP financial measures not included in this press release that may be discussed during the call will also be available at the same website beginning shortly before the conference call and will continue to be available on this website for 12 months.

For more information about Inverness Medical Innovations, please visit our website at www.invernessmedical.com.

Inverness Medical Innovations is a leading global developer of advanced diagnostic devices and is presently exploring new opportunities for its proprietary electrochemical and other technologies in a variety of professional diagnostic and consumer-oriented applications including immuno-diagnostics with a focus on women’s health and cardiology.  The Company’s new product development efforts, as well as its position as a leading supplier of consumer pregnancy and fertility/ovulation tests and rapid point-of-care diagnostics, are supported by the strength of its intellectual property portfolio.  The Company is headquartered in Waltham, Massachusetts.

Source: Inverness Medical Innovations

Inverness Medical Innovations, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and
Reconciliation to Non-GAAP Adjusted Cash Basis Amounts
(in $000s, except per share amounts)

	Three Months Ended June 30, 2006						Three Months Ended June 30, 2005
					Non-GAAP						Non-GAAP
					Adjusted						Adjusted
			Non-GAAP		Cash		GAAP		Non-GAAP		Cash
	GAAP		Adjustments		Basis (a)		Restated		Adjustments		Basis (a)

Net revenue	$139,713		$—		$139,713		$102,271		$—		$102,271
Cost of sales	91,217		(10,313	)(b)(c)(d)	80,904		67,558		(4,680	)(b)(c)	62,878
Gross profit	48,496		10,313		58,809		34,713		4,680		39,393
Gross margin	35%				42%		34%				39%

Operating expenses:
Research and development	13,114		(3,551	)(b)(c)(d)	9,563		5,360		(1,199	)(b)(c)	4,161
Selling, general and administrative	40,368		(3,299	)(b)(c)(d)	37,069		33,908		(554	)(b)(c)	33,354
Loss on dispositions, net	3,191		(3,191	)(e)	—		—		—		—
Operating income	(8,177)		20,354		12,177		(4,555)		6,433		1,878
Interest and other income (expense), net	(1,581)		(5,516	)(b)	(7,097)		9,912		—		9,912
Income tax provision	798		1,122	(f)	1,920		2,854		149	(f)	3,003
Net (loss) income	$(10,556)		$13,716		$3,160		$2,503		$6,284		$8,787

Net (loss) income per common share:
Basic	$(0.33)				$0.10		$0.11				$0.38
Diluted	$(0.33	)(g)			$0.09	(h)	$0.10	(h)			$0.36	(h)

Weighted average common shares — basic	32,445				32,445		23,127				23,127
Weighted average common shares — diluted	32,445	(g)			33,756	(h)	24,627	(h)			24,627	(h)

(a) In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) non-cash charges including amortization expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business.  In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant.  Due to the frequency of their occurence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements.  Management believes that excluding such charges and income from income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner.  It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP.

(b) Restructuring charge associated with the decision to close facilities of $4.4 million and $3.4 million for the three months ended June 30, 2006 and 2005, respectively.  The $4.4 million charge for the three months ended June 30, 2006 includes:  $7.0 million charged to cost of sales, $2.6 million charged to research and development and $0.3 million charged to selling, general and administrative expense, offset by a $5.5 million foreign currency gain resulting from the closure of our CDIL operation in Ireland recorded to other income.  The $3.4 million charge for the three months ended June 30, 2005 includes:  $2.9 million charged to cost of sales, $0.3 million charged to research and development and $0.2 million charged to selling, general and administrative expense.

(c) Amortization expense of $6.0 million and $3.0 million included in the second quarter of 2006 and 2005 GAAP results, respectively, including $3.2 million and $1.7 million charged to cost of sales, $0.7 million and $0.9 million charged to research and development and $2.1 million and $0.4 million charged to selling, general and administrative expense in the respective quarters.

(d) Compensation costs of $1.2 million associated with stock-based compensation expense, including $0.1 million charged to cost of sales, $0.3 million charged to research and development and $0.8 million charged to selling, general and administrative expense.

(e) A net loss of $3.2 million resulting from a loss of $4.6 million associated with management’s decision to dispose of our SMB research operation, offset by a $1.4 million gain on the sale of an idle manufacturing facility.

(f) Tax effect on adjustments as discussed above in notes (b), (c) and (d).

(g) For the three months ended June 30, 2006, potential diluted shares were not used in the calculation of diluted net loss per common share under GAAP because inclusion thereof would be antidilutive.

(h) Included in the weighted average dilutive common shares for the calculation of net income per common share for the three months ended June 30, 2006, on an adjusted cash basis, are dilutive shares consisting of 1,311,000 common stock equivalent shares from the potential exercise of stock options and warrants.  Included in the weighted average dilutive common shares for the calculation of net income per common share for the three months ended June 30, 2005, on a GAAP and an adjusted cash basis, are dilutive shares consisting of 1,396,000 common stock equivalent shares from the potential exercise of stock options and warrants and 104,000 common shares held in escrow.

Inverness Medical Innovations, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and
Reconciliation to Non-GAAP Adjusted Cash Basis Amounts
(in $000s, except per share amounts)

	Six Months Ended June 30, 2006						Six Months Ended June 30, 2005
					Non-GAAP						Non-GAAP
					Adjusted						Adjusted
			Non-GAAP		Cash				Non-GAAP		Cash
	GAAP		Adjustments		Basis (a)		GAAP		Adjustments		Basis (a)

Net revenue	$267,534		$—		$267,534		$194,191		$300	(b)	$194,491
Cost of sales	166,784		(13,102	)(c)(d)(e)	153,682		127,289		(7,604	)(b)(c)(d)	119,685
Gross profit	100,750		13,102		113,852		66,902		7,904		74,806
Gross margin	38%				43%		34%				38%

Operating expenses:
Research and development	23,724		(4,492	)(c)(d)(e)	19,232		12,592		(1,475	)(c)(d)	11,117
Selling, general and administrative	77,028		(5,804	)(c)(d)(e)	71,224		65,053		(1,456)		63,597
Loss on dispositions, net	3,191		(3,191	)(f)	—		—		—		—
Operating income	(3,193)		26,589		23,396		(10,743)		10,835		92
Interest and other income (expense), net	(7,730)		(4,278	)(c)	(12,008)		9,811		—		9,811
Income tax provision	2,263		1,505	(g)	3,768		4,367		242	(g)	4,609
Net (loss) income	$(13,186)		$20,806		$7,620		$(5,299)		$10,593		$5,294

Net (loss) income per common share:
Basic	$(0.42)				$0.24		$(0.24)				$0.24
Diluted	$(0.42	)(h)			$0.24	(i)	$(0.24	)(h)			$0.23	(i)

Weighted average common shares — basic	31,141				31,141		22,040				22,040
Weighted average common shares — diluted	31,141	(h)			32,401	(i)	22,040	(h)			23,364	(i)

(a) In calculating net income or loss on an adjusted cash basis, the Company excludes from net income or loss (i) non-cash charges including amortization expense, (ii) non-recurring charges and income, and (iii) certain other charges and income that have a significant positive or negative impact on results yet do not occur on a consistent or regular basis in its business.  In determining whether a particular item meets one of these criteria, management considers facts and circumstances that it believes are relevant.  Due to the frequency of their occurence in its business, the Company does not adjust net income or loss for the costs associated with litigation, including payments made or received through settlements.  Management believes that excluding such charges and income from income or loss allows investors and management to evaluate and compare the Company’s operating results from continuing operations from period to period in a meaningful and consistent manner.  It should be noted that “net income or loss on an adjusted cash basis” is not a standard financial measurement under accounting principles generally accepted in the United States of America (“GAAP”) and should not be considered as an alternative to net income or loss or cash flow from operating activities, as a measure of liquidity or as an indicator of operating performance or any measure of performance derived in accordance with GAAP.

(b) Product recall charge of $1.6 million in the six months ended June 30, 2005, including $1.3 million charged to cost of sales in the first six months of 2005 GAAP results, which constitutes a charge having a significant negative impact on results yet does not occur on a consistent or regular basis in our business.

(c) Restructuring charge associated with the decision to close facilities of $6.5 million and $3.4 million for the six months ended June 30, 2006 and 2005, respectively.  The $6.5 million charge for the six months ended June 30, 2006 includes:  $7.7 million charged to cost of sales, $2.6 million charged to research and development and $0.5 million charged to selling, general and administrative expense, offset by a $4.3 million net foreign currency gain resulting from the closure of our CDIL operation in Ireland recorded to other income.  The $3.4 million charge for the six months ended June 30, 2005 includes:  $2.9 million charged to cost of sales, $0.3 million charged to research and development and $0.2 million charged to selling, general and administrative expense.

(d) Amortization expense of $10.0 million and $5.8 million in the first six months of 2006 and 2005 GAAP results, respectively, including $5.2 million and $3.4 million charged to cost of sales, $1.4 million and $1.1 million charged to research and development and $3.4 million and $1.3 million charged to selling, general and administrative expense in the respective periods.

(e) Compensation costs of $2.5 million associated with stock-based compensation expense, including $0.2 million charged to cost of sales, $0.6 million charged to research and development and $1.7 million charged to selling, general and administrative expense.

(f) A net loss of $3.2 million resulting from a loss of $4.6 million associated with management’s decision to dispose of our SMB research operation, offset by a $1.4 million gain on the sale of an idle manufacturing facility.

(g) Tax effect on adjustments as discussed above in notes (b), (c), (d) and (e).

(h) For the six months ended June 30, 2006 and 2005, potential diluted shares were not used in the calculation of diluted net loss per common share under GAAP because inclusion thereof would be antidilutive.

(i) Included in the weighted average dilutive common shares for the calculation of net income per common share for the six months ended June 30, 2006, on an adjusted cash basis, are dilutive shares consisting of 1,261,000  common stock equivalent shares from the potential exercise of stock options and warrants.  Included in the weighted average dilutive common shares for the calculation of net income per common share for the six months ended June 30, 2005, on an adjusted cash basis, are dilutive shares consisting of 1,262,000 common stock equivalent shares from the potential exercise of stock options and warrants and 62,000 common shares held in escrow.

Inverness Medical Innovations, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in $000s)

	June 30,	December 31,
	2006	2005
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$42,164	$34,270
Accounts receivable, net	91,968	70,476
Inventories	76,138	71,209
Prepaid expenses and other current assets	19,436	18,378
Total current assets	229,706	194,333

PROPERTY, PLANT AND EQUIPMENT, NET	79,847	72,211
GOODWILL AND OTHER INTANGIBLE ASSETS, NET	618,066	510,491
DEFERRED FINANCING COSTS AND OTHER ASSETS, NET	21,250	14,131
Total assets	$948,869	$791,166

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of notes payable	$1,931	$2,909
Other current liabilities	125,403	106,901
Total current liabilities	127,334	109,810

LONG-TERM LIABILITIES:
Notes payable, net of current portion	274,959	259,595
Other long-term liabilities	27,002	24,453
Total long-term liabilities	301,961	284,048

REDEEMABLE CONVERTIBLE PREFERRED STOCK	—	—
TOTAL STOCKHOLDERS’ EQUITY	519,574	397,308
Total liabilities and stockholders’ equity	$948,869	$791,166